UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 12, 2015

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2260 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

US_ACTIVE:\44174311\3\53356.0115

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

US_ACTIVE:\44174311\3\53356.0115

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation Matters

At meetings held February 12 and 13, 2015, the Compensation Committee of the Board of Directors (the “Committee”), and, in the case of Michael D. White, Chairman, President and Chief Executive Officer (“CEO) of the Company, the Board, approved executive compensation as follows:

(i)	2015 base salaries for the CEO and the other named executive officers,

(ii)	cash bonuses for 2014 pursuant to the Executive Officer Cash Bonus Plan (“Bonus Plan”) for the CEO and the other named executive officers,

(iii)
for the named executive officers other than the CEO, vesting and issuance of shares of the Company’s common stock pursuant to restricted stock units, or RSUs, that were performance based and were granted in 2012, for the performance period 2012-2014 pursuant to the DIRECTV 2010 Stock Plan (“Stock Plan”), and

(iv)
grants to the CEO and the other named executive officers of time-based RSUs for the period 2015-2017, pursuant to the Stock Plan and in accordance with the terms of the Employee Matters Agreement, or EMA, which is Exhibit A to the Agreement and Plan of Merger, dated as of May 18, 2014, by and among DIRECTV, AT&T Inc. and Steam Merger Sub LLC, or the Merger Agreement, filed as Exhibit 2.1 to the Form 8-K of DIRECTV filed on May 19, 2014.

Further information regarding the above is included in the following table:

Name and Position of Executive Officer with the Company	Base Salary for 2015 ($)	Cash Bonus for 2014 ($)	Shares To Be Issued Pursuant to 2012 RSU Award (#)	Restricted Stock Grant for 2015 ($)
Michael D. White Chairman, President and Chief Executive Officer	1,700,000	6,000,000	N/A	7,500,000
Patrick T. Doyle Executive Vice President and Chief Financial Officer	895,000	1,828,000	27,728	1,659,000
Bruce Churchill President - New Enterprises and DIRECTV Latin America	1,518,000	3,132,000	114,097[1]	2,595,000
Larry Hunter Executive Vice President and General Counsel	1,193,000	2,207,000	36,971	2,212,000
Romulo Pontual Executive Vice President and Chief Technology Officer	984,000	1,450,000	26,322	1,633,000

____________________________

1 Includes annual award of 43,340 shares and retention award of 70,757 shares.

Compensation Arrangements for CEO

The terms and conditions applicable to the grant of restricted stock units to the CEO are set forth in the 2015 Restricted Stock Unit Award Agreement to be entered into between Mr. White and the Company (the “CEO Restricted Stock Unit Award”), substantially in the form attached hereto as Exhibit 10.1. The CEO Restricted Stock Unit Award will be granted as of the close of business on February 20, 2015 and is a time-based restricted stock unit award with no vesting until December 31, 2017, except for certain terminations of employment including death, disability, retirement, involuntary termination without cause or Effective Termination (as defined in the CEO Restricted Stock Unit Award), or as otherwise determined by the Committee in accordance with the Stock Plan. The CEO Restricted Stock Unit Award also provides for accelerated vesting and distribution of all the shares subject to such award if the merger with AT&T Inc. is consummated and Mr. White’s employment terminates other than a termination for Cause (as defined in the CEO Restricted Stock Unit Award). The specific number of RSUs represented by the CEO Restricted Stock Unit Award shall be determined by dividing the dollar value of restricted stock grant for 2015 ($7,500,000) by the closing market price on the NASDAQ Global Select Market, or NASDAQ, of a share of DIRECTV common stock, $0.01 par value per share, or Common Stock, on February 20, 2015, rounded up to the next higher whole share. The RSUs will be converted one-for-one and distributed as shares of Common Stock under the CEO Restricted Stock Unit Award after the vesting period ends on December 31, 2017, subject to the terms of the Merger Agreement. The CEO Restricted Stock Unit Award includes dividend equivalents, although the Company does not currently contemplate issuing dividends; the dividend equivalents, if any, will vest or be cancelled one-for-one based on the vesting or cancellation of the underlying RSUs.

The terms and conditions of the CEO Restricted Stock Unit Award are applicable only to Mr. White and not to any of the other named executive officers. Consequently, references below to “named executive officers” means named executive officers other than the CEO.

2014 Bonus Award

In establishing the cash bonus payment to the CEO and each other named executive officer, the Committee first determined and certified, pursuant to the terms of the Bonus Plan, that the maximum performance target for 2014 was satisfied.  The Committee exercised its discretion in establishing the amounts of individual bonus awards for the CEO and each other named executive officer.  The Committee took into consideration, among other things, each individual’s performance and the financial and operating performance of the Company, including stock price performance in 2014, as well as the separate financial and operating performance of each of the Company’s business units and the merger-related activities overseen by the CEO and the other named executive officers. A portion of Mr. Doyle’s bonus award, $90,000, is non-deductible as his total bonus award exceeded two times his base salary, which was the maximum deductible funding for the named executive officers other than the CEO under the Bonus Plan in 2014.

Restricted Stock Unit Awards

With respect to the performance goals for RSUs granted in 2012 to the named executive officers, the Committee determined the results for the three performance factors: (i) annual revenue growth, (ii) annual growth in cash flow before interest and taxes, or CFBIT, and (iii) annual growth in net income, for the final year of the 2012-2014 three-year performance period. Revenue growth was between threshold and target and CFBIT growth and net income growth were each between target and maximum. After applying the applicable weighting factor to the three performance factors, overall average performance for 2014 was between threshold and target (81.0%). This amount was averaged with overall performance in 2012, which was above target (160.2%), and the overall performance in 2013, which was below target (48.9%). The final 2012-2014 adjustment factor was below target at 96.7%. This 96.7% performance factor was multiplied by the number of

2012-2014 RSUs granted to each named executive officer, other than the CEO, to determine the number of RSUs that would be converted one-for-one into shares of Common Stock and issued to each officer.

With respect to the performance goals for RSUs granted in 2013 to the named executive officers other than the CEO, the Committee determined the results of the three performance factors for the second year of the 2013-2015 three-year performance period, 2014 annual revenue growth was below target, annual CFBIT growth was between target and maximum, and annual net income growth was at maximum. Overall average performance for 2014 was above target (115.0%) and will be averaged with the overall average performance for 2013 and 2015 to determine the final 2013-2015 adjustment factor.  In each case, to determine the final adjustment factor, the Committee has reserved discretion to reduce payments or otherwise adjust downward restricted stock unit awards in accordance with the DIRECTV 2010 Stock Plan, and in no event may the final adjustment factor for the entire performance period exceed 150%.  In addition, the applicable named executive officers for this purpose are those persons who are named executive officers subject to Section 162(m) of the Internal Revenue Code when the 2013-2015 RSU awards vest and are distributed, which may not be those individuals identified in this filing.

With respect to the performance goals for RSUs granted in 2014 to the named executive officers, the Committee determined the results of the three performance factors for the first year of the 2014-2016 three-year performance period; annual revenue growth was below target, annual OPBDA growth was slightly above target, and annual free cash flow growth was at maximum. Overall average performance for 2014 was above target (113.0%) and will be averaged with the overall average performance for 2015 and 2016 to determine the final 2014-2016 adjustment factor.  In each case, to determine the final adjustment factor, the Committee has reserved discretion to reduce payments or otherwise adjust downward restricted stock unit awards in accordance with the DIRECTV 2010 Stock Plan, and in no event may the final adjustment factor for the entire performance period exceed 150%.

The above description of RSU awards is subject to the terms and conditions of the Merger Agreement, as applicable.

2015 Bonus

The maximum amount payable to the named executive officers in 2015 under the Bonus Plan is determined pursuant to performance factors and targets established by the Committee. A copy of the summary terms and conditions for the 2015 Bonus Plan is attached to this report as Exhibit 10.3.

The description of each document in this report, including the DIRECTV 2010 Stock Plan and the Bonus Plan, previously filed with the SEC on April 21, 2010, as Annex A and Annex B respectively, to the Definitive Proxy Statement of DIRECTV, is qualified in its entirety by reference to the applicable document, which is included herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(d)	Exhibits.

10.1	Form of 2015 Restricted Stock Unit Award Agreement between DIRECTV and Michael D. White
10.2	Summary Terms and Conditions for the 2015 Time-Based RSU Grants
10.3	Summary Terms and Conditions for the 2015 Bonus

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: February 19, 2015	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

Exhibit Index

(d)	Exhibits.

10.1	Form of 2015 Restricted Stock Unit Award Agreement between DIRECTV and Michael D. White
10.2	Summary Terms and Conditions for the 2015 Time-Based RSU Grants
10.3	Summary Terms and Conditions for the 2015 Bonus